COUNTRYWIDE STRATEGIC TRUST
                           ---------------------------

                    AMENDMENT NO. 4 TO RESTATED AGREEMENT AND
                              DECLARATION OF TRUST

     The undersigned hereby certifies that he is the duly elected Secretary of Countrywide Strategic Trust and that pursuant to Section 4.1 of the Restated Agreement and Declaration of Trust of Countrywide Strategic Trust, the Trustees, at a meeting on December 8, 1997, at which a quorum was present, adopted the following resolutions:

     RESOLVED, that a new series of shares of the Trust be and it hereby is established and that such new series be and it hereby is designated the "International Equity Fund"; and

     FURTHER RESOLVED, that the relative rights and preferences of the International Equity Fund series of shares shall be those rights and preferences set forth in Section 4.2 of the Restated Agreement and Declaration of Trust of Countrywide Strategic Trust; and

     FURTHER RESOLVED, that the officers of the Trust be and they hereby are authorized and empowered to take any and all actions and to execute any and all documents and instruments, which they or any one of them in his sole discretion deem necessary, appropriate or desirable to implement the foregoing resolutions."

     The undersigned certifies that the actions to effect the foregoing Amendment were duly taken in the manner provided by the Restated Agreement and Declaration of Trust, that said Amendment is to be effective as of December 31, 1997, and that he is causing this Certificate to be signed and filed as provided in Section 7.4 of the Restated Agreement and Declaration of Trust.

     WITNESS my hand this 12th day of February, 1998.

                                        /s/ John F. Splain
                                        ------------------------------
                                        John F. Splain, Secretary

                      COUNTRYWIDE STRATEGIC TRUST
           Amendment to Restated Agreement and Declaration of Trust
                  Establishment and Designation of Classes

     The undersigned, being a majority of the Trustees of Countrywide Strategic Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Sections
4.1 and 4.2 of Article IV of the Restated Agreement and Declaration of Trust dated May 19, 1993 as the same may be amended from time to time (the "Declaration"), do hereby divide the shares of its series set forth below (each a Fund and collectively, the "Funds") into two sub-series or classes of Shares (each a "Class" and collectively, the "Classes"), effective as of March 16, 2000 as follows:

     Emerging Growth Fund

     International Equity Fund

     Value Plus Fund

     1.   The two Classes are designated "Class A Shares" and "Class C Shares."

     2. Class A Shares and Class C Shares shall be entitled to all the rights and preferences accorded to Shares under the Declaration.

     3.   The number of Shares allocated to each Class shall be unlimited.

     4. The purchase price, sales charges, distribution and shareholder services of Class A Shares and Class C Shares, the method of determination of the net asset value of Class A Shares and Class C Shares, the price, terms and manner of redemption of Class A Shares and Class C Shares, any conversion or exchange feature or privilege, purchase minimums and investor eligibility, the exclusive voting rights, the expenses to be borne by each Class, and the relative dividend rights of the holders of Class A Shares and Class C Shares, and any other special rights or preferences of any Class shall be established by the Trustees of the Trust in accordance with the Declaration and set forth in the Plan adopted pursuant to Rule 18f-3 of the Investment Company Act of 1940 (the "1940 Act") and as further described in the current prospectuses and statements of additional information of the Trust relating to the Funds, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

     5. The designation of Class A and Class C Shares shall not impair the power of the Trustees from time to time to designate additional sub-series or class of Shares of the Trust.

     6. Subject to the applicable provisions of the 1940 Act, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the Classes designed hereby or re-designate any of the Classes designated hereby without any action or consent of the Shareholders.

          IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees, have hereunto set their hand as of the 16th day of March, 2000.

     /s/ Robert H. Leshner
     ---------------------------------
     Robert H. Leshner

     /s/ William O. Coleman
     ---------------------------------
     William O. Coleman

     /s/ Phillip R. Cox
     ---------------------------------
     Phillip R. Cox

     /s/ H. Jerome Lerner
     ---------------------------------
     H. Jerome Lerner

     /s/ Jill T. McGruder
     ---------------------------------
     Jill T. McGruder

     /s/ Oscar P. Robertson
     ---------------------------------
     Oscar P. Robertson

     /s/ Nelson Schwab, Jr.
     ---------------------------------
     Nelson Schwab, Jr.

     /s/ Robert E. Stautberg
     ---------------------------------
     Robert E. Stautberg


     ---------------------------------
     Joseph  S. Stern, Jr.

                           COUNTRYWIDE STRATEGIC TRUST
            Amendment to Restated Agreement and Declaration of Trust
                     Establishment and Designation of Series

          WHEREAS, effective as of December 31, 1997 the Trustees of Countrywide Strategic Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 4.1 of Article IV of the Restated Agreement and Declaration of Trust dated May 19, 1993 as the same may be amended from time to time (the "Declaration"), established and designated a new series of the Trust, "International Equity Fund";

          WHEREAS,   the  International   Equity  Fund  has  not  yet  commenced
     operations;

          WHEREAS, the undersigned, being a majority of the Trustees of the Trust, acting pursuant to Section 4.1 of Article IV of the Declaration, have determined to re-establish and re-designate International Equity Fund as a series of the Trust, and to establish and designate two new series of the Trust;

          NOW THEREFORE, be it:

          RESOLVED, that, effective as of March 16, 2000, three new series of shares of the Trust (each a "Fund" and collectively, the "Funds") be and they hereby are established and that such new series be they hereby are designated as follows:

          International Equity Fund

          Emerging Growth Fund

          Value Plus Fund

          FURTHER RESOLVED, that the relative rights and preferences of the Funds shall be those rights and preferences set forth in Section 4.2 of the Restated Agreement and Declaration of Trust of Countrywide Strategic Trust;

          FURTHER RESOLVED, that the officers of the Trust be and they hereby are authorized and empowered to take any and all actions and to execute any and all documents and instruments, which they or any one of them in his sole discretion deem necessary, appropriate or desirable to implement the foregoing resolutions.

          IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees, have hereunto set their hand as of the 16th day of March, 2000.

     /s/ Robert H. Leshner
     ---------------------------------
     Robert H. Leshner

     /s/ William O. Coleman
     ---------------------------------
     William O. Coleman

     /s/ Phillip R. Cox
     ---------------------------------
     Phillip R. Cox

     /s/ H. Jerome Lerner
     ---------------------------------
     H. Jerome Lerner

     /s/ Jill T. McGruder
     ---------------------------------
     Jill T. McGruder

     /s/ Oscar P. Robertson
     ---------------------------------
     Oscar P. Robertson

     /s/ Nelson Schwab, Jr.
     ---------------------------------
     Nelson Schwab, Jr.

     /s/ Robert E. Stautberg
     ---------------------------------
     Robert E. Stautberg


     ---------------------------------
     Joseph  S. Stern, Jr.

                           COUNTRYWIDE STRATEGIC TRUST
                            CERTIFICATE OF AMENDMENT
                                       TO
                   RESTATED AGREEMENT AND DECLARATION OF TRUST

          WHEREAS, Section 7.3 of the Restated Agreement and Declaration of Trust dated May 19, 1993 (as amended from time to time, the "Declaration") of Countrywide Strategic Trust, a Massachusetts business trust (the "Trust") provides that the Trustees of the Trust may amend the Declaration without the vote or consent of Shareholders having the purpose, inter alia, of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is defective or inconsistent with the Investment Company Act of 1940.

          WHEREAS, the Trustees have determined in good faith that Section 4.1 of the Declaration should be amended under the aforesaid Section 7.3 in order to clarify that any one or more sub-series or classes, which may be issued as contemplated by said Section 4.1 of the Declaration, may have such differences among sub-series as the Board of Trustees shall from time to time determine to be permitted by the provisions of the Investment Company Act of 1940 or other applicable laws, including differences in the rate or rates of dividends or distributions.

          NOW THEREFORE, the Trustees do hereby amend the Declaration, effective as of March 16, 2000 by substituting for the fourth sentence of the second paragraph of Section 4.1 the following (underscored text represents changed text):

               All shares of each Series shall be of equal rank and have the same powers, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions without distinction between the shares of different Sub-Series thereof, except with respect to such differences among such Sub-Series as the Board of Trustees shall from time to time determine to be permitted by the 1940 Act or other applicable laws, including differences in the rate of dividends or distributions.

          IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees, have hereunto set their hand as of the 16th day of March, 2000.

     /s/ Robert H. Leshner                  /s/ Oscar P. Robertson
     -----------------------------          ----------------------------
     Robert H. Leshner                      Oscar P. Robertson

     /s/ William O. Coleman                 /s/ Nelson Schwab, Jr.
     -----------------------------          ----------------------------
     William O. Coleman                     Nelson Schwab, Jr.

     /s/ Phillip R. Cox                     /s/ Robert E. Stautberg
     -----------------------------          ----------------------------
     Phillip R. Cox                         Robert E. Stautberg

     /s/ H. Jerome Lerner
     -----------------------------          ----------------------------
     H. Jerome Lerner                       Joseph S. Stern, Jr.

     /s/ Jill T. McGruder
     -----------------------------
     Jill T. McGruder

                           COUNTRYWIDE STRATEGIC TRUST
                           ---------------------------

            AMENDMENT TO RESTATED AGREEMENT AND DECLARATION OF TRUST

     WHEREAS, the undersigned, being a majority of the Trustees of Countrywide Strategic Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 4.1 and 4.2 of Article IV of the Restated Agreement and Declaration of Trust dated May 19, 1993 as the same may be amended from time to time, have determined to change the name of the Trust, to establish a new series of the Trust, the "Enhanced 30 Fund" and to divide the shares of its "Enhanced 30 Fund" and "Aggressive Growth Fund" series into two sub-series or classes of Shares (each a "Class" and collectively, the "Classes"), effective as of April 6, 2000;

     NOW THEREFORE, BE IT RESOLVED, that the name of Countrywide Strategic Trust be changed to "Touchstone Strategic Trust"; and

     FURTHER RESOLVED, that the Trust's Restated Agreement and Declaration of Trust and other Trust documents and records, as necessary or appropriate, be amended, as of May 1, 2000 to reflect the change in name of the Trust; and

     FURTHER RESOLVED, that a new series of shares of the Trust be and it hereby is established and that such new series be, and it hereby is, designated as the "Enhanced 30 Fund"; and

     FURTHER RESOLVED, that the relative rights and preferences of the Enhanced 30 Fund shall be those rights and preferences set forth in Section 4.2 of the Restated Agreement and Declaration of Trust of Countrywide Strategic Trust;

     FURTHER RESOLVED, that each of the Enhanced 30 Fund and the Aggressive Growth Fund's shares be divided into two sub-series or classes of Shares (each a "Class" and collectively, the "Classes"), as follows:

          1.   The two  Classes  are  designated  "Class A Shares"  and "Class C
          Shares."

          2. Class A Shares and Class C Shares shall be entitled to all the rights and preferences accorded to Shares under the Restated Agreement and Declaration of Trust.

          3.   The number of Shares allocated to each Class shall be unlimited.

          4. The purchase price, sales charges, distribution and shareholder services of Class A Shares and Class C Shares, the method of determination of the net asset value of Class A Shares and Class C Shares, the price, terms and manner of redemption of Class A Shares and Class C Shares, any conversion or exchange feature or privilege, purchase minimums and investor eligibility, the exclusive voting rights, the expenses to be borne by each Class, and the relative dividend rights, rights of the holders of Class A Shares and Class C Shares, and any other special rights or preferences of any Class shall be as established by the Trustees of the Trust in accordance with the Restated Agreement and Declaration of Trust and set forth in the Plan adopted pursuant to Rule 18f-3 of the Investment Company Act of 1940 (the "1940 Act") and as further described in the current prospectuses and statement of additional information of the Trust relating to the Enhanced 30 Fund and the Aggressive Growth Fund, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

          5. The designation of Class A and Class C Shares shall not impair the power of the Trustees from time to time to designate additional sub-series or classes of Shares of the Trust.

          6.   Subject  to the  applicable  provisions  of  the  1940  Act,  the
     Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the Classes designated hereby or re-designate any of the Classes designated hereby without any action or consent of the Shareholders.

     FURTHER RESOLVED, that the officers of the Trust be, and they hereby are, authorized and empowered to take any and all actions and to execute any and all documents and instruments, which they or any one of them in his sole discretion deem necessary, appropriate or desirable to implement the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees, have hereunto set their hand as of the 6th day of April 2000.

     This Amendment may be executed in one or more counterparts.

     /s/ Robert H. Leshner                      /s/ Oscar P. Robertson
     ----------------------------               ---------------------------
     Robert H. Leshner                          Oscar P. Robertson

     /s/ William O. Coleman                     /s/ Nelson Schwab, Jr.
     ----------------------------               ---------------------------
     William O. Coleman                         Nelson Schwab, Jr.

     /s/ Phillip R. Cox                         /s/ Robert E. Stautberg
     ----------------------------               ---------------------------
     Phillip R. Cox                             Robert E. Stautberg

     /s/ H. Jerome Lerner                       /s/ Joseph S. Stern, Jr.
     ----------------------------               ---------------------------
     H. Jerome Lerner                           Joseph S. Stern, Jr.

     /s/ Jill T. McGruder
     ----------------------------
     Jill T. McGruder